                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2001

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)

        Delaware                  1-7182                              13-2740599
-------------------------------------------------------------------------------------------------
      (State or other           (Commission                       (I.R.S. Employer
      jurisdiction of           File Number)                      Identification No.)
      incorporation)

4 World Financial Center, New York, New York   10080
----------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


 -----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  ------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-38792 and 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $20,000,000 aggregate principal amount of Nikkei 225 Market Index Target-Term Securities due June 27, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities due June 27, 2007.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities due June 27, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)


                              By: /s/ John C. Stomber
                                 -----------------------
                                     John C. Stomber
                                  Senior Vice President
                                          and
                                       Treasurer

Date:  April 30, 2001

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549









                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED APRIL 30, 2001





                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.             Description                                     Page
-----------             -----------                                     ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities due June 27, 2007.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities due June 27, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).